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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 1, 1999


                            DAUGHERTY RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




      BRITISH COLUMBIA                 0-12185                 NOT APPLICABLE
(STATE OR OTHER JURISDICTION         (COMMISSION              (I.R.S. EMPLOYER
      OF INCORPORATION)              FILE NUMBER)            IDENTIFICATION NO.)






     129 PROSPEROUS PLACE, SUITE 201
           LEXINGTON, KENTUCKY                                   40509-1844
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


       Registrant's telephone number, including area code: (606) 263-3948


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ITEM 5. OTHER EVENTS

         On December 1, 1998, Daugherty Resources, Inc. (the "Company") completed the sale of Red River Hardwoods, Inc., an 80% owned subsidiary ("Red River"), to H&S Lumber, Inc. The transaction was structured as a sale of all the capital stock of Red River, the minority interest in which was consolidated with the Company's majority interest immediately prior to the transaction. The sale was effected through Daugherty Petroleum, Inc., a wholly owned subsidiary of the Company, and was effective as of June 30, 1999.

         The Agreement governing the transaction and a related press release are filed as exhibits to this report and incorporated herein by reference. To reflect the June 30, 1999 effective date of the sale, the Company will restate its financial statements for the second and third quarters of 1999.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)  None

         (b)  None

         (c)  Exhibits.

         EXHIBIT
         NUMBER      EXHIBIT
         ------      -------

         10.1 Agreement dated as of June 30, 1999 between Daugherty Petroleum, Inc. and H&S Lumber, Inc.

         20.1        Press release dated December 8, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               DAUGHERTY RESOURCES, INC.



Date: December 8, 1999                         By: /s/ William S. Daugherty
                                                   ---------------------------
                                                     William S. Daugherty
                                                           President
                                                   (Duly Authorized Officer)